UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2024

OLD MARKET CAPITAL CORPORATION

(Exact name of registrant as specified in its Charter)

Delaware	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Dodge Street, Suite 3350 Omaha, Nebraska	68102
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OMCC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amplex Electric, Inc., an Ohio corporation (“Amplex”) and subsidiary of Old Market Capital Corporation., a Delaware corporation, entered into a Reconnect Program Loan and Security Agreement (the “Loan Agreement”) with the United States of America acting through the Administrator of the Rural Electric Services (“RUS”), pursuant to which RUS has extended Amplex a secured loan in the principal amount of up to $21,341,792 (the “Loan”). The purpose of the Loan is to finance the construction of a broadband infrastructure project to serve rural areas where at least 50% of the households are without sufficient access to broadband.

Amplex has five years to draw funds under the Loan Agreement, which expires on October 31, 2029. The Loan is secured by all of Amplex’s assets. The Loan bears interest at a rate of 2% per annum, calculated by daily accrual. All accrued interest and principal on advances will be deferred for a three year period ending on October 31, 2027, unless earlier payment is made by Amplex. At the end of the three-year deferral period, all unpaid accrued interest will be capitalized and added to the outstanding principal, and monthly payments will be established in an amount that amortizes the outstanding balance in equal payments over the remaining term of the Loan. The principal advanced pursuant to this Agreement and remaining unpaid, if any, and interest thereon, shall be due and payable on October 31, 2046. All, or a portion of the outstanding balance, of any advance made under the Loan Agreement may be prepaid on any payment date without penalty.

The obligation of RUS to advance funds to Amplex under the Loan Agreement is subject to conditions that are customary for loans made by RUS, including the accuracy of Amplex’s representations and warranties, no material adverse effect with respect to Amplex, no event of default, receipt of a financial requirement statement from Amplex, current financial statements, compliance with buildout timelines, material compliance with the Loan Agreement, obtaining specified permits, licenses and franchises and maintenance of on deposit in a pledged deposit account of required matching funds for completion of projects.. Other conditions include Amplex having positive cash flow from operations at the end of the fifth year of an award under the Loan Agreement and providing the specified level of broadband service for the period specified in the Loan Agreement. The Loan Agreement contains negative covenants of Amplex that are customary for loans made by RUS, including Amplex not merging, consolidating, reorganizing or selling, leasing or transferring a substantial part of its property without RUS’ prior written consent, not incurring additional debt with specified exceptions, Amplex not changing its principal place or place of business without RUS’ consent and not issuing preferred stock without RUS’ consent. RUS may suspend advances if Amplex suffers a material adverse effect or an event of default occurs.

The Loan Agreement contains customary events of default, including materially incorrect representations and warranties, nonpayment of the Loan, improper expenditures, failure to keep adequate records, failure to build in accordance with timelines, bankruptcy, dissolution or liquidation and impairment of business.. If an event of default occurs, RUS could restrict Amplex’s ability to obtain additional advances under the Loan Agreement, accelerate all amounts outstanding under the Loan Agreement, enforce their interest against collateral pledged under the Loan Agreement or enforce such other rights and remedies as they have under the loan documents or applicable law as secured lenders. The Loan Agreement was executed by Amplex on September 23, 2024, subject to customary closing conditions for loans of this type made by RUS.

The foregoing description is qualified in its entirety by reference to the Loan Agreement, which is filed with this Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure responsive to this Item is incorporated herein by reference to Item 1.01.

Item 7.01. Regulation FD Disclosure.

On November 7 , 2024 Old Market Capital Corporation issued a press release announcing that its subsidiary Amplex Electric, Inc. has received formal approval from the United States Department of Agriculture that funding was approved for a loan of up to $21,341,792 awarded under the Rural Development Broadband ReConnect Program. The Company has five years to draw funds under this loan which expires October 31, 2029. The press release is filed with this Form 8-K as Exhibit 99.1.

The Company intends to use the loan to build out fiber broadband to meet the requirements of the USDA Reconnect program in Ottawa and Sandusky County, Ohio over the next five years.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 hereto is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit #	Description
10.1	Reconnect Program Loan and Security Agreement between Amplex Electric, Inc. and the United States of America acting through the Administrator of the Rural Electric Services*.
99.1	Press Release of the Company dated November 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain terms in the Loan Agreement have been omitted pursuant to Instruction 6 to Item 1.01 of Form 8-K because such terms are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. The registrant undertakes to furnish copies of any of the omitted schedules, exhibits and terms upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OLD MARKET CAPITAL CORPORATION
(Registrant)

Date: November 7, 2024	/s/ Charles Krebs
Charles Krebs
Chief Financial Officer (Principal Financial Officer)